UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 17, 2016

CITIZENS COMMUNITY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-33003	20-5120010
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

2174 EastRidge Center, Eau Claire, Wisconsin 54701

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code	(715) 836-9994

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13d-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 17, 2016, Edward H. Schaefer announced his resignation from his position as Citizens Community Bancorp, Inc.’s (the “Company”) President and Chief Executive Officer.  Mr. Schaefer  is also resigning from his position as President and Chief Executive Officer of Citizens Community Federal N.A. (the “Bank”), a wholly-owned subsidiary of the Company.  Furthermore, Mr. Schaefer is also resigning from the board of directors of the Bank.  Mr. Schaefer’s resignation is effective as of July 29, 2016.  A copy of the press release announcing the departure of Mr. Schaefer from the Company is filed as Exhibit 99.1 hereto and incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release, dated May 23, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS COMMUNITY BANCORP, INC.

Date: May 23, 2016	By:	/s/ Mark C. Oldenberg
Mark C. Oldenberg
Executive Vice President & Chief Financial Officer

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